EXHIBIT 10.133

CERTAIN INFORMATION IN THIS AGREEMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION. OMITTED INFORMATION HAS BEEN REPLACED BY [*].


-----------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]
[GRAPHIC OMITTED]                FINANCIAL ASSISTANCE AWARD

-----------------------------------------------------------------------------------------------------------
  1    AWARD TYPE                      2    AWARD NUMBER                  3 PROCUREMENT REQUEST NUMBER
-----------------------------------------------------------------------------------------------------------
  __   Grant

    X   Cooperative Agreement                HSTS04-04-G-RED941                PREQ-04-RED106.1 and
  -----
                                                                                  PREQ-04-RED106

-----------------------------------------------------------------------------------------------------------
  4   RECIPIENT                                        5   ISSUED BY
-----------------------------------------------------------------------------------------------------------

Dr. Kevin McKinny                       Transportation Security Administration
HiEnergy Technologies, Inc.             Office of Acquisition
1601 Alton Parkway, Unit B              West Tower, 10th Floor
Irvine, CA 92606-4801                   701 South 12th Street
(949) 757-0855                          Arlington, VA 22202-4220
                                        Attn: Susan Eicher
-----------------------------------------------------------------------------------------------------------
  6   APPLICATION TITLE & DATE
-----------------------------------------------------------------------------------------------------------

The Manhattan-II Project of the TSA's NexGen Checked Baggage Program (STOXOR)
-----------------------------------------------------------------------------------------------------------
  7   AWARD PERIODS                                    8a  FISCAL DATA
-----------------------------------------------------------------------------------------------------------
Effective Date:  Date of Signature by TSA Grants      Project No.     Fed. Share $   Non-Fed.   Total $
Officer                                                                              Share $

Stage 1 Period: 9 Months                              Stage 1           $ 367,141       $ 0     $ 367,141

Stage 2 Period: 6 Months, if authorized by TSA        Stage 2           $ 145,381       $ 0     $ 145,381

                                                      Total             $ 512,222       $0.00   $ 512,222
-----------------------------------------------------------------------------------------------------------

8b FISCAL DATA continued.

-----------------------------------------------------------------------------------------------------------
Appropriation No:

05RD000000-2004-803FREDA39-3F20000000-25102 (P)
Amount Obligated:  $367,141 for Performance of Stage 1 Only
-----------------------------------------------------------------------------------------------------------
  9   RECIPIENT PROJECT DIRECTOR                      10  TSA PROGRAM MANAGER
-----------------------------------------------------------------------------------------------------------
                                                      Name: Andy Lee
                                                      Address:  The Transportation Security Laboratory
Dr. Kevin McKinny                                     William J Hughes Technical Center
                                                      Pomona, NJ 08405
                                                      Phone: 609-813-2720
                                                      E-mail: Andy.Lee@faa.gov
-----------------------------------------------------------------------------------------------------------
 11   ADMINISTRATIVE DATA                             12   FAADS DATA
      CFDA Number:  97-2                                   TIN:   912022980
      Program Office: Transportation Security              DUNS:  120585299
      Laboratory
      Program: NexGen Checked Baggage - Manhattan-II
-----------------------------------------------------------------------------------------------------------
 13   AUTHORIZED SIGNATURES - See Separate Page.
-----------------------------------------------------------------------------------------------------------

                              COOPERATIVE AGREEMENT

                                     Between

                           HiENERGY TECHNOLOGIES, INC.

                                     and the

                     TRANSPORTATION SECURITY ADMINISTRATION

                          Cooperative Agreement Letter

The Transportation Security Administration hereby enters into Cooperative Agreement No. HSTS04-04-G-RED941 with HiENERGY TECHNOLOGIES, INC. in accordance with the contributions designated in this document in Section E.2 Funding. The total funded amount of this Agreement is:

                               $ 367,141 (Stage 1)

This Cooperative Agreement is awarded in support of the Manhattan II Project, which seeks to identify and support development of technologies into deployable systems that will provide enhanced automated threat detection and discrimination capabilities. The Proof of Concept is the first phase of the Manhattan II Project, which will be performed under this Cooperative Agreement.

The period of performance for this Cooperative Agreement extends from the final signature date below through 28 June 2005 for Stage 1. This change is effected at no additional cost to the Government. The terms and conditions of this Cooperative Agreement are described in the following pages. HiEnergy and the Transportation Security Administration acknowledge acceptance of this Cooperative Agreement and agree to abide by all of the terms and conditions set forth herein. In WITNESS WHEREOF, the parties hereto affix their signatures as follows:

/s/ B.C. Maglich                                /s/ Susan D. Eicher/
-------------------------                       -------------------------
For Recipient                                   For the TSA

B.C. Maglich                                    Susan D. Eicher/
-------------------------                       -------------------------
Name                                            Name

Date of Signature 3/31/05                      Date of Signature 3/31/05
                  -------                                        -------



                      Modification 1 is effective 3.28.05.

                          SECTION A - TABLE OF CONTENTS


Section A - Face Page and Table of Contents

Section B - Scope

Section C - Project Description

Section D - Project Period and Required Reports

Section E - Administrative Data

Section F - General Provisions

Section G - Special Provisions

Section H - Documents Incorporated by Reference

Section I - Attachments

                                SECTION B - SCOPE

This award is to provide support for the Manhattan II Project. The Recipient shall perform all work in accordance with the application identified in Page 1, Block 6.

                         SECTION C - PROJECT DESCRIPTION

The Recipient shall perform all work in accordance with HiEnergy Proposal dated 28 May 2004 and Revisions dated 24 August 2004, and update of 7 March 2005 for Stage 1 only.

                 SECTION D - PROJECT PERIOD AND REQUIRED REPORTS

D.1. Project Period

The project period for Stage 1 is through 28 June 2005. Stage 2 is projected to last 6 months, if authorized.

D.2. Deliverables

The Recipient shall submit a Project Schedule, the Required Reports, and the Presentations to the TSA as specified in this Terms and Conditions document and the Attachments identified in Section I in addition to the following deliverables listed below.

a. The Project Schedule

The Recipient shall develop and maintain a project schedule using Microsoft Project, version 2000 or later, to track and manage all the tasks and milestones required to successfully complete the Manhattan-II Proof-of-Concept activities. This schedule shall be utilized for the life of this project and shall be as defined in Attachment C, the Manhattan-II Proof-of-Concept Cooperative Agreement Data Item Description (DID). An updated Project Schedule shall be submitted to the Program Manager, in hardcopy and electronic format, as a part of the Monthly Status Reports, Stage 1 and Stage 2 Results Reports, and the Final Proof-of-Concept Findings Report.

b. Required Reports

The following reports shall be submitted as follows:

----------------------- ------------------- ------------------------ ------------------------------
   Reports/Document      Number of copies         Submit to:                   Due Date
----------------------- ------------------- ------------------------ ------------------------------
Monthly Status            One electronic    o   Primary TSA          Within 10 working days after
Reports                   copy submitted        Project Technical    the end of each 1-month
                            via email           Monitor              period, beginning with the
                                            o   Alternate TSA        date of award.
                                                Project Technical
                                                Monitor
                                            o   TSA Program
                                                Manager
                                            o   TSA Project
                                                Support
----------------------- ------------------- ------------------------ ------------------------------
Monthly Status Telcon          N/A                    N/A            Within 5 working days of the
                                                                     submittal of the Monthly
                                                                     Status Report
----------------------- ------------------- ------------------------ ------------------------------
Stage 1 Results Report  One electronic      o   Primary TSA          Within 10 working days after
                        copy submitted          Project Technical    the completion of the Stage
                        via email               Monitor              1 project period.
                                            o   Alternate TSA
                                                Project Technical
                                                Monitor
                                            o   TSA Program
                                                Manager
                                            o   TSA Project
                                                Support
----------------------- ------------------- ------------------------ ------------------------------

----------------------- ------------------- ------------------------ ------------------------------
   Reports/Document      Number of copies         Submit to:                   Due Date
----------------------- ------------------- ------------------------ ------------------------------
Stage 2 Results Report  One electronic      o   Primary TSA          Within 10 working days after
                        copy submitted          Project Technical    the completion of the Stage
                        via email               Monitor              2 project period.
                                            o   Alternate TSA
                                                Project Technical
                                                Monitor
                                            o   TSA Program
                                                Manager
                                            o   TSA Project
                                                Support
----------------------- ------------------- ------------------------ ------------------------------
Final                   One electronic      o   Primary TSA          Within 20 working days
Proof-of-Concept        copy submitted          Project Technical    after the completion of the
Findings Report         via email               Monitor              Stage 2 project period.
                                            o   Alternate TSA
                                                Project Technical
                                                Monitor
                                            o   TSA Program
                                                Manager
                                            o   TSA Project
                                                Support
----------------------- ------------------- ------------------------ ------------------------------


c. Required Presentations

The presentations listed below shall be developed and presented by the Recipient.

----------------- -------------------- ------------------------ ------------------------ ---------------
  Presentation     Number of copies          Submit to:                  Date               Location
----------------- -------------------- ------------------------ ------------------------ ---------------
Stage 1 Results   1 electronic copy    o   Primary TSA          10 working days prior         N/A
Presentation      submitted via            Project Technical    to the scheduled Stage
(Draft)           Email                    Monitor              2 Results Presentation
                                       o   Alternate TSA
                                           Project Technical
                                           Monitor
                                       o   TSA Program
                                           Manager
                                       o   TSA Project
                                           Support
----------------- -------------------- ------------------------ ------------------------ ---------------
Stage 1 Results   1 electronic copy    o   Primary TSA          Within 10 working days        The
Presentation      and 10 hardcopies        Project Technical    after the completion      Recipient's
(Final)           submitted at the         Monitor              of the Stage 1 project      Facility
                  presentation.        o   Alternate TSA period. Project
                                           Technical Monitor
                                       o   TSA Program
                                           Manager
                                       o   TSA Project
                                           Support
----------------- -------------------- ------------------------ ------------------------ ---------------
Stage 2 Results   1 electronic copy    o   Primary TSA          10 working days prior         N/A
Presentation      submitted via            Project Technical    to the scheduled Stage
(Draft)           Email                    Monitor              2 Results Presentation
                                       o   Alternate TSA
                                           Project Technical
                                           Monitor
                                       o   TSA Program
                                           Manager
                                       o   TSA Project
                                           Support
----------------- -------------------- ------------------------ ------------------------ ---------------
Stage 2 Results   1 electronic copy    o   Primary TSA          Within 10 working days        The
Presentation      and 10 hardcopies        Project Technical    after the completion      Recipient's
(As Presented)    submitted at the         Monitor              of the Stage 2 project      Facility
                  presentation.        o   Alternate TSA period. Project
                                           Technical Monitor
                                       o   TSA Program
                                           Manager
                                       o   TSA Project
                                           Support
----------------- -------------------- ------------------------ ------------------------ ---------------

----------------- -------------------- ------------------------ ------------------------ ---------------
  Presentation     Number of copies          Submit to:                  Date               Location
----------------- -------------------- ------------------------ ------------------------ ---------------
Final Proof-of-   1 electronic copy    o   Primary TSA          10 working days prior         N/A
Concept           submitted via            Project Technical    to the scheduled
Findings          Email                    Monitor              Finds  Presentation
Presentation                           o   Alternate TSA
(Draft)                                    Project Technical
                                           Monitor
                                       o   TSA Program
                                           Manager
                                       o   TSA Project
                                           Support
----------------- -------------------- ------------------------ ------------------------ ---------------
Final Proof-of-   1 electronic copy    o   Primary TSA          Within 20 working days      The TSL
Concept           and 10 hardcopies        Project Technical    after the completion     Atlantic City,
Findings          submitted at the         Monitor              of the Stage 2 project     New Jersey
Presentation      presentation.        o   Alternate TSA        period.
(As Presented)                             Project Technical
                                           Monitor
                                       o   TSA Program
                                           Manager
                                       o   TSA Project
                                           Support
----------------- -------------------- ------------------------ ------------------------ ---------------

      d.    Additional Deliverables

            1. A list of "commercial off the shelf" components and at least one source from which they can be acquired.

            2.    A listing of non-proprietary, but specialized parts.

            3.    A listing of proprietary parts, including firmware.

            4.    Computer software in executable format only.

The Recipient shall deliver Items d.1, d.2, and d.3 with unlimited rights.

The Recipient shall deliver Item d.4 with limited rights.

                         SECTION E - ADMINISTRATIVE DATA

E.1. Administration

This award will be administered by:

a. Grants Officer:

        Susan Eicher
        TSA HQ, Office of Acquisition
        West Tower, 10th Floor
        701 South 12th Street
        Arlington, VA  22202-4220

        Phone: (571) 227-3727
        Fax:   (571) 227-2911

The Grants Officer is the sole authority designated to obligate federal funds and to create terms and conditions of the awards.

Written communications shall make reference to Cooperative Agreement No. HSTS04-04-G-RED941 and mailed to the address in Block 5.

b. TSA Program Manager

      See Page 1, Block 10

c. TSA Project Technical Monitor

      Primary           Jim Petrousky

                        The Transportation Security Administration (TSA) Transportation Security Laboratory (TSL)
                        William J Hughes Technical Center
                        Atlantic City International Airport
                        New Jersey, 08405

                        (609) 813-2754
                        Jim.Petrousky@faa.gov

      Alternate         To be Announced
                        The Transportation Security Administration (TSA)
                        Transportation Security Laboratory (TSL)
                        William J Hughes Technical Center
                        Atlantic City International Airport
                        New Jersey, 08405

                       (609) 813-XXXX

d. TSA Project Support

      Primary           Tim Goin
                        The Transportation Security Administration (TSA) Transportation Security Laboratory (TSL)
                        William J Hughes Technical Center
                        Atlantic City International Airport
                        New Jersey, 08405

                        (609) 813-2888
                        Timothy.CTR.Goin@faa.gov

e. Recipient Project Director

      See Page 1, Block 9

f. Recipient Project Officer

      Recipient Project Officer. The Recipient Project Officer is the individual designated by the Recipient with concurrence from the TSA who is responsible for the technical direction of the project. Neither the Project Director nor the Project Officer(s) can be changed or become substantially less involved than was indicated in the Recipient's application without the prior written approval of the Grants Officer.

g. Neither the Recipient Project Director and Project Officer(s), nor the TSA Program Manager has the authority to: a) issue any technical direction that constitutes an assignment of additional work outside the scope of the award; b) in any manner cause a change in the total cost or the time required for performance of the award; nor c) make changes to any of the terms and conditions or general provisions of the award.

E.2. Funding

a. The total estimated cost of the TSA share for the Recipient's performance under this Cooperative Agreement is Costs reimbursed hereunder shall in no event exceed that amount without prior written approval of the Grants Officer.

b. The funding for this Cooperative Agreement will be provided in two parts (if both Stages are authorized) - the first for the completion of Stage 1 -Technology/Concept Development, and Stage 2 -System Concept Development. Unless otherwise specified in this document, the Recipient shall be authorized to work only those tasks and activities that are directly identified for the Stage that is funded. Funding is provided solely for Stage 1 at time of award. The Government reserves the right not to fund Stage 2.

c. Prior written approval of the Grants Officer is required for transfer of funds between direct cost categories when the cumulative amount of the transfers during the performance period exceeds ten percent (10%) of the total TSA award.

E.3. Method of Payment

a. Payment under this award will be authorized by the advance or reimbursement payment method (using the SF 270, "Request for Advance or Reimbursement") in compliance with information provided in the SF 424A and/or SF424C, budget information forms. Advances or reimbursements will be provided by TSA to the recipient after receipt and approval of SF 270s per project.

b. The SF 270s shall be submitted no more frequently than monthly to the following address:

                 United States Coast Guard Finance Center
                 TSA Commercial Invoices
                 P. O. Box 4111
                 Chesapeake, VA 23326-4111

c. The original signature document should be provided to the address listed in para. b. above, with a copy to the Grants Officer and Program Manager.

d. Payments due for amounts properly invoiced or budgeted in accordance with the terms and conditions specified elsewhere in the award shall be made by electronic funds transfers to a financial institution designated by the recipient. A completed SF-3881, "Payment Information Form - ACH Vendor Payment System," shall be mailed to the address stated above in para. b.

E.4. Involvement Statement

One of the objectives of awarding a Cooperative Agreement for this Proof-of-Concept effort is to allow the TSA to participate in the design and development of the various project activities. This participation will take the form of providing comments and input on test, experimentation, and evaluation procedures before they are run. The purpose of input is to ensure that final results are in concert with the TSA's overall strategy for the NexGen Checked Baggage Program. With respect to this Cooperative Agreement, the main topics of interest to the TSA include, but are not limited to, the following:

      1)[*].

            a)    [*]

            b)    [*]

            c)    [*]

            d)    [*]

            e)    [*]

            f)    [*]

      2)    [*]

            a)    [*]

            b)    [*]

            c)    [*]

            d)    [*]

The TSA intends to provide input and comments on these items via one of the following:

a. The Kick-Off Meeting. At, or near, the start of the Manhattan-II Proof-of-Concept Cooperative Agreement performance period, the representative from the Recipient and the TSA shall meet in a Kick-Off meeting. Typically, the Kick-Off Meeting is the first event of a Cooperative Agreement and serves as the first significant event. However, due to TSA personnel availability and travel constraints, it is possible for the Kick-Off Meeting to be held via a telcon. The TSA Program Manager will be responsible for making the determination which type of meeting will be used for this Cooperative Agreement. The main objectives of this meeting are to:

1)    Allow the Key Participants from the TSA and the Recipient to meet

2)    Review these Terms and Conditions

3)    Establish both formal and informal reporting mechanisms

b. Monthly Status Reporting Teleconference. One of the objectives of this Cooperative Agreement is to allow the TSA to participate in and influence the result of the Proof-of-Concept activities. To support this, the Recipient shall participate in a monthly status telcon with the TSA. A Monthly Status Telcon shall be held within 10 working days of the delivery of the Monthly Status Report. The purpose of the Monthly Status Telcon is to provide the TSA and the Recipient with a means to discuss in detail the contents of the Monthly Status Report. The format and content of the Month Status Telcon is defined in Attachment C.

E.5. Project Extension

a. A request for change in the project period requires advance written approval by the Grants Officer. The request must be submitted in writing, stating the basis for the request, to the Grants Officer at least 30 calendar days prior to the expiration of the award. The Recipient shall submit a revised budget indicating the planned use of all unexpended funds during the extension period.

b. The Grants Officer will notify the Recipient in writing within 15 calendar days after receipt of the request for revision or adjustment whether the request has been approved.

E.6. Modification

The scope of work and terms and conditions of the award may be modified at any time by mutual consent.

                         SECTION F - GENERAL PROVISIONS

Non-Federal Recipients of funds received under this award shall be subject to the following OMB circulars as applicable. Circulars can be obtained directly from the Internet at: www.whitehouse.gov/OMB, click on "Circulars".

F.1. Educational Institutions

a. OMB Circular A-21, Cost Principles for Educational Institutions;

b. OMB Circular A-110, Uniform Administrative Requirements for Grants and Other Agreements with Institutions of Higher Education, Hospitals and Other Non-Profit Organizations; and,

c. OMB Circular A-133, Audits of States, Local Governments and Non- Profit Organizations.

F.2. State and Local Governments

a. OMB Circular A-87, Cost Principles for State, Local and Indian Tribal Governments;

b. OMB Circular A-102, Grants and Cooperative Agreements with state and Local Governments; and,

c. OMB Circular A-133, Audits of States, Local Governments and Non-Profit Organizations.

F.3. Nonprofit Organizations

a. OMB Circular A-110, Uniform Administrative Requirements for Grants and other Agreements with Institutions of Higher Education, Hospitals, and other Non-Profit Organizations.

b. OMB Circular A-122, Cost Principles for Non-Profit Organizations; and

c. OMB Circular A-133, Audits of States, Local Governments and Non-Profit Organizations.

F.4. Organizations for Profit

a. General administration requirements will be in accordance with the Federal Acquisition Regulation Parts 29, 30 and 31.

F.5. Patents--Small Business and Non-profit Organizations

Subject to the provisions set forth in 37 CFR 401, 35 U.S.C. 203 and 35 U.S.C, 205, a recipient may retain the entire right, title, and interest throughout the world to each subject invention. With respect to any subject invention in which the recipient retains title, the federal government will have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced on behalf of the United States the subject invention throughout the world.

F.6. Metric Conversion

All progress and final reports, other reports, or publications produced under this award shall employ the metric system of measurements to the maximum extent practicable. Both metric and inch-pound units (dual units) may be used if necessary during any transition period(s). However, the recipient may use nonmetric measurements to the extent the recipient has supporting documentation that the use of metric measurements is impractical or is likely to cause significant inefficiencies or loss of markets to the recipient, such as when foreign competitors are producing competing product in non-metric.

F.7. Resource Conservation and Recovery Act (RCRA)

Any state agency or agency of a political subdivision of a State which is using appropriated federal funds must comply with Section 6002 of RCRA, (P. L. 94-580 codified at 42 U.S.C 6962).

F.8. Anti-Lobbying

The Recipient shall not use any part of the Department of Homeland Security provided hereunder for any activity or the publication or distribution of literature that in any way tends to promote public support or opposition to any legislative proposal on which Congressional action is not complete.

F.9. Release of Information

Recipient shall not publicize or otherwise circulate, promotional material (such as advertisements, sales brochures, press releases, speeches, still and motion pictures, articles, manuscripts or other publications) which states or implies governmental, departmental, bureau, or government employee endorsement of a product, service, or position which the recipient represents. No release of information relating to this award may state or imply that the government approves of the recipient's work products, or considers the recipient's work product to be superior to other products or services. All information submitted for publication or other public releases of information regarding this award shall carry the following disclaimer:

"The views and conclusions contained in this document are those of the authors and should not be interpreted as representing the opinions or policies of the U.S. Government. Mention of trade names or commercial products does not constitute their endorsement by the U.S. Government."

The recipient must obtain prior government approval for any public information releases concerning this award which refer to the Department of Homeland Security or any bureau or employee (by name or title). The specific text, layout photographs, etc., of the proposed release must be submitted with the request for approval.

The recipient further agrees to include this provision in a sub-award to any sub-recipient, except for a sub-award to a state government, a local government, or to a federally-recognized Indian tribal government.

F.10. Common Rule

49 Code of Regulations (CFR) Parts 17 - 21, 26, and 29, which cover administrative requirements for federal financial assistance awards, are herein incorporated by reference.

F.11. Seat Belt Provision

Recipients of grants/cooperative agreements and/or sub-awards are encouraged to adopt and enforce on-the job seat belt use policies and programs for their employees when operating company-owned, rented or personally owned vehicles. These measures include, but are not limited to, conducting education, awareness, and other appropriate programs for their employees about the importance of wearing seat belts and the consequences of not wearing them.

                    SECTION G - SPECIAL TERMS AND CONDITIONS

G.1. Sensitive Security Information

a. Although records held by Federal agencies are subject to the Freedom of Information Act (FOIA), information submitted by applicants under the Manhattan II Project Cooperative Agreement will be considered "Sensitive Security Information" for FOIA purposes. Information on the "Sensitive Security Information" FOIA category is contained in 49 CFR Part 1520, published in the Federal Register (67 FR 8340, dated February 22, 2002). Applications may also contain "trade secret and commercial or financial information" which would not be publicly released under Exemption 4.

b. Under 49 U.S.C. 40119 and 49 CFR Part 1520, sensitive security information is not available for public inspection or copying, and information in these records will not be released to the public. Information that may not be released may include, but is not limited to, references to vulnerabilities, risk, safeguards/mitigation (countermeasures), threats or any other information or data referred to in 49 CFR 1520.

c. Applicants must place the following legend on their proposals and any supporting information submitted under the Manhattan II Project Cooperative Agreement which contains information of the type described above:

SENSITIVE SECURITY INFORMATION/FOR OFFICIAL USE ONLY

WARNING: THIS DOCUMENT CONTAINS SENSITIVE SECURITY INFORMATION THAT IS CONTROLLED UNDER THE PROVISIONS OF 49 CFR PART 1520. NO PART OF THIS DOCUMENT MAY BE RELEASED WITHOUT THE WRITTEN PERMISSION OF THE UNDER SECRETARY OF TRANSPORTATION FOR SECURITY, WASHINGTON, DC 20590. UNAUTHORIZED RELEASE MAY RESULT IN CIVIL PENALTY OR OTHER ACTION. FOR U.S. GOVERNMENT AGENCIES, PUBLIC AVAILABILTIY IS TO BE DETERMINED UNDER 5 U.S.C. 552.

d. Information identified as sensitive security information will be handled according to procedures for handling sensitive but unclassified (SBU) information, company proprietary information, including applications, or source selection sensitive information.

G.2. Audits

a. Basic Requirements. All non-Federal entities that expend $300,000 or more of federal funds in a year are required to obtain an annual audit in accordance with the Single Audit Act Amendments of 1996 (Office of Management and Budget
(OMB) Circular A-133, "Audits of States, Local Governments and Non-Profit Organizations," and OMB Circular A-133 Compliance Supplement and Government Auditing Standards).

b. Submitting the audit reporting package and Data Collection Form (SF-SAC) to the Federal Audit Clearinghouse (FAC) and pass-through entities. It is the recipient's responsibility to submit the SF-SAC together with the appropriate number (per SF-SAC instructions) of reporting packages to the FAC within 30 days of the receipt of the auditor's reports, but no later than 9 months after the end of the recipient's fiscal year. The FAC distributes the reporting package to Federal agencies and maintains an archival copy. Information from the data collection form is captured by the FAC in an electronic database, which is publicly accessible via its web site.

G.3. Grants Officer

The Grants Officer (GO) is the sole individual authorized to modify the award document including: terms and conditions, required delivery dates and obligations of funds for the project.

G.4. Rights in Technical Data, Computer Data, and Software

                           (See Table in Attachment D)

The Recipient shall provide government purpose rights to existing technical data, computer data, and software necessary for the Government to prepare a performance specification for a competitive solicitation. This does not include existing algorithms, source code, process, formulae, and flow charts of the software.

The Recipient shall provide existing Technical Data, Computer Data, and Software necessary to support installation, operation, maintenance and training purposes.

Government Purpose Rights, as used in this Cooperative Agreement shall mean the rights to

      i) use, modify, reproduce, release, perform, display, or disclose data, computer software and computer software documentation within the Government without restriction; and

      ii) release or disclosure of computer software or computer software documentation outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display or disclose the software the software or documentation for United States Government purposes.

      iii) Government Purpose means any activity in which the United States Government is a party, including Cooperative Agreements with international or multi-national defense organizations or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation for commercial purposes or authorize others to do so.

Clauses regarding Rights in Technical Data, Computer Data, and Software are included in full text in Attachment D to this Cooperative Agreement.

G.5. Intangible Property

a. The recipient may copyright any work that is subject to copyright and was developed, or for which ownership was purchased, under an award. The federal awarding agency reserves a royalty-free, nonexclusive and irrevocable right to reproduce, publish, or otherwise use the work for Federal purposes, and to authorize others to do so.

b. Recipients are subject to applicable regulations governing patents and inventions, including government-wide regulations issued by the Department of Commerce at 37 CFR Part 401, "Rights to Inventions Made by Nonprofit Organizations and Small Business Firms Under Government Grants, Contracts and Cooperative Agreements" (OMB Circular A-110).

G.6. Public Domain

All data, not subject to G.1. above, submitted to the TSA under this award will become part of the public domain, and will be available in a non-proprietary format, at the cost of reproduction, to any requesting organization or individual.

G.7. Adherence to Original Project Objectives and Budget Estimates

a. Recipients shall not begin performance on the proposed project until receipt of the completed official award document, signed by the Grants Officer. Expenditures incurred prior to the effective date of an award cannot be charged against award funds unless specifically authorized by the Grants Officer and designated as pre-agreement costs in the award document. Any commitments or expenditures incurred by the recipient in excess of the funds provided by an award shall be the responsibility of the recipient.

b. Any proposed change, which requires the written approval of TSA, must be submitted to the Grants Officer 30 days prior to the requested effective date of the proposed change. No change to the award will be approved during the last 30 days of the award period

c. The following expenditures require advance written approval by the Grants Officer and where applicable, shall require the submission of a revised financial estimate and plan:

      (i) Changes in the scope, objectives, or key personnel referenced in the recipient's application;

      (ii) Transfer of funds between direct costs categories when the cumulative amount of transfers during the project period exceeds ten (10) percent of the total award;

      (iii) Acquisition of non-expendable property having a useful life of more than two years and having an acquisition cost of $5,000 or more; and

      (iv) Change in the project period. This request shall be received no later than 30 calendar days prior to the end of the project period. The recipient shall submit a revised budget indicating the planned use of all unexpended funds during the extension period.

d. The Grants Officer will notify the recipient in writing within 30 calendar days after receipt of the request for revision or adjustment whether the request has been approved.

G.8. Violation of Award Terms

If a recipient has materially failed to comply with the terms of the award, the Grants Officer may suspend, terminate, or take other measures as may be legally available and appropriate under the circumstances.

G.9. Future TSA Awards

Future this awards between the TSA and the recipient depend upon the successful completion of project activities and adherence to the Terms and Conditions of previous awards.

G.10. Fly America

Fly America Requirement: Recipients of federal financial assistance funds are required to comply with the provisions of the Fly America Act. The act requires that foreign air travel funded with federal dollars be performed on U. S. flag carriers. The Fly America Act was enacted under Section 5 of the International Air Transportation Fair Competitive Practices Act of 1974 (P. L. 93-623), as amended. The requirements of the Fly America Act are implemented in 41 Code of Federal Regulations Part 301 (10.131-.143), which is part of the Federal Travel Regulations as promulgated by the General Services Administration. Under current regulations, the recipient will not be reimbursed for travelers who improperly used a foreign air carrier and are not compliant with the Fly America Act. Additionally, flyers should familiarize themselves with code share agreements prior to scheduling flight reservations. There are general and specific exceptions to the Fly America Act; however, they require a waiver. When requesting use of a foreign air carrier, the recipient will need to provide the Grants Officer with the proper certification stating the reason why they must be used.

G.11  Property Acquired By The Recipient

The Government reserves the right to take title to any equipment, software, or documentation acquired by the Recipient under this Cooperative Agreement at the conclusion of performance.

G.12   Order of Precedence

Any inconsistency in this Cooperative Agreement shall be resolved by giv9ng precedence in the following order:

a)    Sections A, B, D, E, F, and G

b)    Attachments C and D

c)    Attachments A and B

d)    Contractor Proposals identified in Sections C and H


                 SECTION H - DOCUMENTS INCORPORATED BY REFERENCE

         The Recipient's Proposals dated 28 May 2004 and 24 August 2004.

                             SECTION I - ATTACHMENTS


        Attachment                      Title
        ----------                      -----

            A           SF 269A, "Financial Status Report (short form)"

            B           SF 3881, "ACH Vendor/Miscellaneous Payment Enrollment
                        Form"

            C           Manhattan-II Data Item Descriptions (DIDs)

            D           Articles

Note: Attachments A and B are incorporated by reference.

                                  Attachment C

                             Data Item Descriptions

                                     (DIDs)

--------------------------------------------------------------------------------
                              DATA ITEM DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                        2. NUMBER

Master Project Schedule                         Chked-Bag-001
--------------------------------------------------------------------------------

3. DESCRIPTION/PURPOSE

The Master Project Schedule shall present the Recipient's schedule for performing all major Proof-of-Concept activities. The Master Project Schedule shall be implemented using MS Project, Version 2000 or later.

--------------------------------------------------------------------------------

4. DATA REQUIREMENTS

Contents:

The Master Program Schedule shall include all major Manhattan-II Proof-of-Concept Cooperative Agreement activities. The approved schedule will be maintained on tabular reports/listings, milestone charts, and logic networks for comparison with the current planning/performance dates. After the TSA approves schedule changes, these changes shall be updated in the next monthly delivery. Schedules shall be consistent with the EVMS schedules. The Master Project Schedule shall be delivered as a soft copy file in a Microsoft Project compatible format. The Master Project Schedule shall include the following:

a) Summary Schedule. This schedule shall be a summary of all intermediate schedules.

b) Intermediate Schedule. These schedules shall provide major milestones and events consistent with the Contractor's transition approach. Schedules shall include the following:

      1) For each event or milestone, the baseline start and completion dates; the current expected start and completion dates; the number of work days required to complete the task; the amount of float or slack in work days; and a description of the event.

      2)    The critical path will be derived from the intermediate schedules.

c) Detail Schedule. These schedules shall support the intermediate schedules and will provide a summary schedule for all activities and milestones.

      1) The detail schedules shall be verified against the intermediate schedules at regular intervals to ensure full consistency.

d)    Schedule Content:

      1)    Relationships between and among events and milestones

      2)    Time duration of all phases and tasks

      3)    Planned start and completion dates for events and milestones

      4)    Scheduled stack and float

      5)    Actual start and complete dates for all events and tasks.

      6) Resource usage of Recipient resources. This shall include, at a minimum, resource usage of Recipient personnel and their associated rates.

      7) Identify required TSA Resources. This shall include, at a minimum, personnel, equipment, and lab space/time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              DATA ITEM DESCRIPTION

--------------------------------------------------------------------------------

1. TITLE                                        2. NUMBER

Monthly Status Report                           Chked-Bag-002

--------------------------------------------------------------------------------

3. DESCRIPTION/PURPOSE

The Monthly Status Report shall provide the accomplishments within the reporting period, schedule changes, issues, concerns and action items. The Recipient shall submit a Monthly Status Report to the TSA within 5 working days of the end of each calendar month for the duration of the project.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. DATA REQUIREMENTS

Contents:

The Monthly Status Report shall contain the following, at a minimum:

a) Accomplishments: Describe the accomplishments during the last reporting period, including the current status of major events and milestones. The report shall compare the status of the current month with the prior month's projections. The report shall discuss any problems associated with each milestone as well as their resolutions.

b) Upcoming Activities: The report shall include discussion of the upcoming activities. This discussion shall include, as a minimum, the following:

      1) A Summary Description of the significant activities that are expected to take place in the next 30-days.

      2) A Detail Technical Discussion of the activities listed in the Summary description. The purpose of this discussion is to provide a sufficient level of understanding of the purpose, plans, objective, procedures, parameters, and characteristics of the upcoming activities to allow the TSA to comment on and provide input to these activities. This detailed discussion shall be included as an attachment to the Monthly Report.

c) Schedule The report shall provide the overall MANHATTAN-II Proof-Of-Concept Cooperative Agreement key milestone dates and their status. If there are schedule delays, discuss the impact, risks, and risk mitigation actions planned or taken. The Monthly Report shall include copies of the project schedule in both hardcopy and electronic format to the TSA.

d) Issues and Concerns. Each issue or concern shall be identified and discussed separately. For each issue or concern identified, the report shall provide a description of the issue or concern, an assessment of the criticality and time sensitivity of the issue or concern, and actions planned to address them. For each action plan proposed, the report shall indicate involvement by the Government or subcontractors.

e) Action Items. The report shall include the status of all formally assigned action items since the start of the project. The status will indicate actions as open or closed. If open, the status shall contain the actions necessary to close the Action item and the planned date. If closed, the status shall briefly describe the action taken and date closed. Action items remaining open between reporting periods will be reported.

f)    Cost. The report shall include the following cost related data items:

      1) For the reporting period - the Total Expected Cost and the Total Actual Cost.

      2) For the project spending to date - the Total Expected Cost and the Total Actual Cost.

      3) A chart summarizing the expected vs. actual cost, on a monthly basis, since the start of the project.

g) Earned Value Management Report. The Earned Value Management Report is prepared by the Recipient, using MS Project, and provides summarized cost and schedule status of Recipient's activities on the Proof-of-Concept Cooperative Agreement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              DATA ITEM DESCRIPTION

--------------------------------------------------------------------------------

1. TITLE                                        2. NUMBER

Monthly Status Teleconference Agenda,           Chked-Bag-003
Minutes, Action Items

--------------------------------------------------------------------------------

3. DESCRIPTION/PURPOSE

The Monthly Status Teleconference (telcon) shall review the items presented in the Monthly Status Report. The purpose of these telecons is to provide a forum in which the TSA and the Recipient can discuss technical and managerial status of the project. The Monthly Status Telcon Minutes shall provide documentation of technical information provided, decisions, and agreements reached. The Action Items resulting from the telcon shall be tracked and managed by the Recipient using an Action Item Database.

--------------------------------------------------------------------------------

4. DATA REQUIREMENTS

Contents:

a) Telcon agenda. The agenda shall be provided along with the Monthly Status Report and will include as a minimum the following, where applicable:

      1)    The purpose and objective of the Telcon.

      2) The date/time and Telephony number(s) to be used (and meeting location if needed)

      3) A chronological listing of each major topic or subtopic to be discussed and the time to be devoted to each.

      4)    A list of the current open action items.

b) Telcon minutes. The minutes shall be delivered within 10 days after the meeting and include at least the following information:

      1)    Type of meeting, date and location.

      2) A list of attendees with name, organization, telephone number, email and facsimile number.

      3) Summary of discussion, decisions, agreements reached, and directions of the meeting or individual subcommittees.

c) Action Items - The information associated with the action items generated as a result of the project tasks and activities include, as a minimum, the following items:

      1.    Date the Action was generated

      2.    The name(s) of the person(s) assigned to complete the action

      3.    A brief description of the action

      4.    The required completion date

      5. The status of the work completed to close the action. This item should allow for multiple entries as there can be more than one assignee reporting status, and the completion of an action item may be iterative in nature.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              DATA ITEM DESCRIPTION

--------------------------------------------------------------------------------

1. TITLE                                        2. NUMBER End of Stage
                                                Results Presentation

                                                Chked-Bag-004

--------------------------------------------------------------------------------

3. DESCRIPTION/PURPOSE

An End of Stage Results Presentation shall be presented to the TSA Manhattan-II Project Management Team at the end of each of the two stages of the Manhattan-II Proof-of-Concept Corporative agreement. Each End of Stage Results Presentation shall present and document the technical results/finding, status, issues, and open actions for that stage.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. DATA REQUIREMENTS

Contents:

a) Location and duration. The End of Stage Results Presentation shall be conducted at a location designated by the TSA at a mutually agreed upon time and shall not exceed 2 hours.

b) Documentation: Documentation and briefing slides shall be provided for all review participants.

c) Participants. The contractor's Manhattan-II Proof-Of-Concept Cooperative Agreement project technical staff and management will participate in the review to present the current status of the Manhattan-II Proof-Of-Concept Cooperative Agreement project activities.

d) Agenda. The presentation shall include all aspects of the Manhattan-II Proof-Of-Concept Cooperative Agreement project for the stage of interest. The Recipient shall provide an agenda to the TSA 5 days prior to the scheduled date for the Stage Results Presentation. The following items shall be presented as a minimum:

      1) A one page high-level synopsis of the results of the stage of interest that summarizes items 2, 3, and 7.

      2)    Major program milestone and event status.

      3) The Technical Findings or Results of the stage, include a description of the findings to date of the proposed technology as it would be used. This description shall include, at a minimum, a technical discussion of: (Note, it is anticipated that this will make up the bulk of the presentation)

            a. The technical capabilities as well as the detection and/or discrimination capabilities of the proposed concept or technology.

            b. Potential improvements to current aviation baggage screening systems and operations that will improve security or reduce cost by such measures as improving throughput, reducing the false alarm rate, facilitating alarm resolution, improved maintainability and reliability, and/or increased automation.

            c. Potential impacts, positive and negative, to the current aviation baggage screening environment.

            d. Potential technical and operational risks of the proposed concept or technology. 4) Updated Proof-of-Concept Schedule - Show the status of the Vendor's planned tasks and milestones and indicate percentage(s) complete, significant Recipient tasks and milestones achieved, tasks in-progress, and planned tasks or milestones not completed. The End of Stage Report shall include copies of the project schedule in both hardcopy and electronic format to the TSA.

      5) Updated Risk Assessment - Updates to the identified risks, any newly identified risks, and an updated mitigation plan.

      6) Issues/Concerns - Include a list of any potential problems and/or issues that may impact cost, schedule, and the risk assessment.

      7) Program financial status - A description of the financial standing of the project, which shall include, as a minimum:

            a. Cost. The report will include the following cost related data items:

                  1) For the reporting period - the Total Expected Cost and the Total Actual Cost.

                  2) A chart summarizing the expected vs. actual cost, on a monthly basis, since the start of the project.

            b. Earned Value Management Report. The Earned Value Management Report is prepared by the Recipient, using MS Project, and provides summarized cost and schedule status of the Recipient's activities on the Proof-of-Concept Cooperative Agreement.

      8) For the Stage 1 Results Presentation, a schedule of major activities and events for the next quarter.

e) Minutes. The Recipient shall provide minutes of the Stage Results Presentation. The minutes shall be delivered within 10 days after the Presentation and shall include:

      1)    Meeting date and location.

      2) A list of attendees with name, organization, telephone number, and facsimile number.

      3) Summary of discussions, decisions, agreements reached, and directions of the meeting or individual subcommittees.

      4)    Updated Action Item Report containing the results of the meeting.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              DATA ITEM DESCRIPTION

--------------------------------------------------------------------------------

1. TITLE                                                2. NUMBER
Meeting Agenda, Minutes, and Action Items               Chked-Bag-005

--------------------------------------------------------------------------------

3. DESCRIPTION/PURPOSE

The Meeting Agenda shall provide information concerning purpose, location, and schedule of conferences, meetings, reviews, audits, and evaluations required to manage the acquisition of Manhattan-II Proof-Of-Concept Cooperative Agreement. The Meeting Minutes shall provide documentation of technical information provided, decisions, and agreements reached at conferences, meetings, reviews, audits, and evaluations. The Action Items resulting from the various meetings and teleconferences that take place during the life of the project shall be tracked and managed by the Recipient using an Action Item Database.

--------------------------------------------------------------------------------

4. DATA REQUIREMENTS

Contents:

d) Meeting Agenda. The Agenda shall be provided 5 days prior to the scheduled date of the meeting and include as a minimum the following, where applicable:

      5)    The purpose and objective of the meeting.

      6)    The meeting location, date, and location.

      7) A chronological listing of each major topic or subtopic to be discussed and the time to be devoted to each.

      8)    A list of the current open action items.

e) Meeting minutes. The minutes shall be delivered within 10 days after the meeting and include at least the following information:

      4)    Type of meeting, date and location.

      5) A list of attendees with name, organization, telephone number, email and facsimile number.

      6) Summary of discussion, decisions, agreements reached, and directions of the meeting or individual subcommittees.

f) Action Items - The information associated with the action items generated as a result of the project tasks and activities shall include, as a minimum, the following items:

      6.    Date the Action was generated

      7.    The name(s) of the person(s) assigned to complete the action

      8.    A brief description of the action

      9.    The required completion date

      10. The status of the work completed to close the action. This item should allow for multiple entries as there can be more than one assignee reporting status, and the completion of an action item may be iterative in nature.

--------------------------------------------------------------------------------

                             ATTACHMENT D - ARTICLES

3.3.2-1 TSA Cost Principles (February 2003)

(a) Transportation Security Administration (TSA) "Contracting Cost Principles" shall be used for:

      (1) The pricing of contracts, subcontracts, and modifications to contracts and subcontracts whenever cost analysis is performed; and

      (2) the determination, negotiation, or allowance of cost when required by a contract clause.

(b) TSA Cost Principles are incorporated by reference in this contract as the basis for:

      (1) Determining reimbursable costs under:

            (i) Cost-reimbursement contracts and cost-reimbursement subcontracts under these contracts preformed by commercial organizations, and

            (ii) The cost-reimbursement portion of time-and -materials contracts except when material is priced on a basis other than at cost;

      (2) Negotiating indirect cost rates, when:

            (i) TSA has division or corporate contract administration responsibilities;

            (ii) Quick Close-out procedures are used; or

            (iii) Indirect rate caps are negotiated in the contract.

      (3) Proposing, negotiating, or determining costs under terminated contracts;

      (4) Price revision of fixed-price incentive contracts;

      (5) Price redetermination of price redetermination contracts; and

      (6) Pricing changes and other contract modifications.

(c) When contract administration responsibilities rest with another Government agency, the TSA will apply the cost principles of the administering agency for the determination or negotiation of indirect rates not covered by (2)(ii) or
(2)(iii) above.

(d) Upon request, the Contracting Officer will provide a copy of the TSA "Contract Cost Principles." Until TSA develops its own Contract Cost Principles, TSA will adopt FAA's Contract Cost Principles, available at:
http://fast.faa.gov/procurement-guide/html/3-3-2.htm.

                                 (End of Clause)

                  RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS

                    (a) Definitions. As used in this clause:

      (1) "Computer data base" means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software.

      (2) "Computer program" means a set of instructions, rules, or routines recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.

      (3) "Computer software" means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer data bases or computer software documentation.

      (4) "Computer software documentation" means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

      (5) "Detailed manufacturing or process data" means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.

      (6) "Developed" means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered "developed," the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States Code.

      (7) "Developed exclusively at private expense" means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.

            (i) Private expense determinations should be made at the lowest practicable level.

            (ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.

      (8) "Developed exclusively with government funds" means development was not accomplished exclusively or partially at private expense.

      (9) "Developed with mixed funding" means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.

      (10) "Form, fit, and function data" means technical data that describes the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.

      (11) "Government purpose" means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations, or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data for commercial purposes or authorize others to do so.

      (12) "Government purpose rights" means the rights to-

            (i) Use, modify, reproduce, release, perform, display, or disclose technical data within the Government without restriction; and

            (ii) Release or disclose technical data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United States government purposes.

      (13) "Limited rights" means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release or disclose such data or authorize the use or reproduction of the data by persons outside the Government if reproduction, release, disclosure, or use is-

            (i) Necessary for emergency repair and overhaul; or

            (ii) A release or disclosure of technical data (other than detailed manufacturing or process data) to, or use of such data by, a foreign government that is in the interest of the Government and is required for evaluational or informational purposes;

            (iii) Subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and

            (iv) The contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.

      (14) "Technical data" means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information.

      (15) "Unlimited rights" means rights to use, modify, reproduce, perform, display, release, or disclose technical data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.

(b) Rights in technical data. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in technical data other than computer software documentation (see the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract for rights in computer software documentation):

      (1) Unlimited rights. The Government shall have unlimited rights in technical data that are-

            (i) Data pertaining to an item, component, or process which has been or will be developed exclusively with Government funds;

            (ii) Studies, analyses, test data, or similar data produced for this contract, when the study, analysis, test, or similar work was specified as an element of performance;

            (iii) Created exclusively with Government funds in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes;

            (iv) Form, fit, and function data;

            (v) Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data);

            (vi) Corrections or changes to technical data furnished to the Contractor by the Government;

            (vii) Otherwise publicly available or have been released or disclosed by the Contractor or subcontractor without restrictions on further use, release or disclosure, other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the technical data to another party or the sale or transfer of some or all of a business entity or its assets to another party;

            (viii) Data in which the Government has obtained unlimited rights under another Government contract or as a result of negotiations; or

            (ix) Data furnished to the Government, under this or any other Government contract or subcontract hereunder, with-

                  (A) Government purpose license rights or limited rights and the restrictive condition(s) has/have expired; or

                  (B) Government purpose rights and the Contractor's exclusive right to use such data for commercial purposes has expired.

      (2) Government purpose rights.

            (i) The Government shall have government purpose rights for a five-year period, or such other period as may be negotiated, in technical data-

                  (A) That pertain to items, components, or processes developed with mixed funding except when the Government is entitled to unlimited rights in such data as provided in paragraphs
                  (b)(ii) and (b)(iv) through (b)(ix) of this clause; or

                  (B) Created with mixed funding in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.

            (ii) The five-year period, or such other period as may have been negotiated, shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), contract modification, or option exercise that required development of the items, components, or processes or creation of the data described in paragraph (b)(2)(i)(B) of this clause. Upon expiration of the five-year or other negotiated period, the Government shall have unlimited rights in the technical data.

            (iii) The Government shall not release or disclose technical data in which it has government purpose rights unless-

                  (A) Prior to release or disclosure, the intended recipient is subject to a non-disclosure agreement or;

                  (B) The recipient is a Government contractor receiving access to the data for performance of a Government contract that contains the clause entitled "Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends".

            (iv) The Contractor has the exclusive right, including the right to license others, to use technical data in which the Government has obtained government purpose rights under this contract for any commercial purpose during the time period specified in the government purpose rights legend prescribed in paragraph (f)(2) of this clause.

      (3) Limited rights.

            (i) Except as provided in paragraphs (b)(1)(ii) and (b)(1)(iv) through (b)(1)(ix) of this clause, the Government shall have limited rights in technical data-

                  (A) Pertaining to items, components, or processes developed exclusively at private expense and marked with the limited rights legend prescribed in paragraph (f) of this clause; or

                  (B) Created exclusively at private expense in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.

            (ii) The Government shall require a recipient of limited rights data for emergency repair or overhaul to destroy the data and all copies in its possession promptly following completion of the emergency repair/overhaul and to notify the Contractor that the data have been destroyed.

            (iii) The Contractor, its subcontractors, and suppliers are not required to provide the Government additional rights to use, modify, reproduce, release, perform, display, or disclose technical data furnished to the Government with limited rights. However, if the Government desires to obtain additional rights in technical data in which it has limited rights, the Contractor agrees to promptly enter into negotiations with the Contracting Officer to determine whether there are acceptable terms for transferring such rights. All technical data in which the Contractor has granted the Government additional rights shall be listed or described in a license agreement made part of the contract. The license shall enumerate the additional rights granted the Government in such data.

      (4) Specifically negotiated license rights. The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have government purpose rights in technical data, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights than are enumerated in paragraph (a)(13) of this clause. Any rights so negotiated shall be identified in a license agreement made part of this contract.

      (5) Prior government rights. Technical data that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless-


            (i) The parties have agreed otherwise; or

            (ii) Any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.

      (6) Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of technical data made in accordance with paragraph (a)(13) or (b)(2)(iii) of this clause, in accordance with the terms of a license negotiated under paragraph
      (b)(4) of this clause, or by others to whom the recipient has released or disclosed the data and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor data marked with restrictive legends.

(c) Contractor rights in technical data. All rights not granted to the Government are retained by the Contractor.

(d) Third party copyrighted data. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted data in the technical data to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data of the appropriate scope set forth in paragraph (b) of this clause, and has affixed a statement of the license or licenses obtained on behalf of the Government and other persons to the data transmittal document.

(e) Identification and delivery of data to be furnished with restrictions on use, release, or disclosure.

      (1) This paragraph does not apply to restrictions based solely on copyright.

      (2) Except as provided in paragraph (e)(3) of this clause, technical data that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure are identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any data with restrictive markings unless the data are listed on the Attachment.

      (3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the data, in the following format, and signed by an official authorized to contractually obligate the Contractor:

Identification and Assertion of Restrictions on the Government's Use, Release, or Disclosure of Technical Data.

      The Contractor asserts for itself, or the persons identified below, that the Government's rights to use, release, or disclose the following technical data should be restricted-

        Technical Data                                          Name of Person

        to be Furnished      Basis for      Asserted Rights       Asserting

        With Restrictions*   Assertion**    Category***         Restrictions****

             (LIST)            (LIST)         (LIST)                 (LIST)


            *If the assertion is applicable to items, components, or processes developed at private expense, identify both the data and each such item, component, or process.

            **Generally, the development of an item, component, or process at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government's rights to use, release, or disclose technical data pertaining to such items, components, or processes. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government's rights should be restricted.

            ***Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited or government purpose rights under this or a prior contract, or specifically negotiated licenses).

            ****Corporation, individual, or other person, as appropriate.


              Date                            _________________________________

              Printed Name and Title          _________________________________

                                              _________________________________

              Signature                       _________________________________


                      (End of identification and assertion)

      (4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor's assertions. The Contracting Officer reserves the right to add the Contractor's assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Restrictive Markings on Technical Data clause of this contract.

(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data to be delivered under this contract by marking the deliverable data subject to restriction. Except as provided in paragraph (f)(5) of this clause, only the following legends are authorized under this contract: the government purpose rights legend at paragraph (f)(2) of this clause; the limited rights legend at paragraph
(f)(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.

      (1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all technical data that qualify for such markings. The authorized legends shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data for which restrictions are asserted. When only portions of a page of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. Reproductions of technical data or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions.

      (2) Government purpose rights markings. Data delivered or otherwise furnished to the Government with government purpose rights shall be marked as follows:

                            GOVERNMENT PURPOSE RIGHTS

                  Contract No.

                  Contractor Name

                  Contractor Address

                  Expiration Date


      The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph
      (b)(2) of the Rights in Technical Data-Noncommercial Items clause contained in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.

                                 (End of legend)

      (3) Limited rights markings. Data delivered or otherwise furnished to the Government with limited rights shall be marked with the following legend:

                                 LIMITED RIGHTS

                  Contract No.

                  Contractor Name

                  Contractor Address


      The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph
      (b)(3) of the Rights in Technical Data--Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

                                 (End of legend)

      (4) Special license rights markings.

            (i) Data in which the Government's rights stem from a specifically negotiated license shall be marked with the following legend:

                             SPECIAL LICENSE RIGHTS

            The Government's rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by Contract No. _____(Insert contract number)____, License No. ____(Insert license identifier)____. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.

                                 (End of legend)

            (ii) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(5) of this clause).

      (5) Pre-existing data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data deliverable under this contract, and those restrictions are still applicable, the Contractor may mark such data with the appropriate restrictive legend for which the data qualified under the prior contract or license. The marking procedures in paragraph (f)(1) of this clause shall be followed.

(g) Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliers that will deliver technical data with other than unlimited rights, shall-

      (1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and

      (2) Maintain records sufficient to justify the validity of any restrictive markings on technical data delivered under this contract.

(h) Removal of unjustified and nonconforming markings.

      (1) Unjustified technical data markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data furnished or to be furnished under this contract are contained in the Validation of Restrictive Markings on Technical Data clause of this contract. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor's expense, correct or strike a marking if, in accordance with the procedures in the Validation of Restrictive Markings on Technical Data clause of this contract, a restrictive marking is determined to be unjustified.

      (2) Nonconforming technical data markings. A nonconforming marking is a marking placed on technical data delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the Validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking and the Contractor fails to remove or correct such marking within sixty (60) days, the Government may ignore or, at the Contractor's expense, remove or correct any nonconforming marking.

(i) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

(j) Limitation on charges for rights in technical data.

      (1) The Contractor shall not charge to this contract any cost, including, but not limited to, license fees, royalties, or similar charges, for rights in technical data to be delivered under this contract when-

            (i) The Government has acquired, by any means, the same or greater rights in the data; or

            (ii) The data are available to the public without restrictions.

      (2) The limitation in paragraph (j)(1) of this clause-

            (i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier technical data, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and

            (ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data will be delivered.

(k) Applicability to subcontractors or suppliers.

      (1) The Contractor shall ensure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 2320, 10 U.S.C. 2321, and the identification, assertion, and delivery processes of paragraph (e) of this clause are recognized and protected.

      (2) Whenever any technical data for noncommercial items is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use this same clause in the subcontract or other contractual instrument, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. No other clause shall be used to enlarge or diminish the Government's, the Contractor's, or a higher-tier subcontractor's or supplier's rights in a subcontractor's or supplier's technical data.

      (3) Technical data required to be delivered by a subcontractor or supplier shall normally be delivered to the next higher-tier contractor, subcontractor, or supplier. However, when there is a requirement in the prime contract for data which may be submitted with other than unlimited rights by a subcontractor or supplier, then said subcontractor or supplier may fulfill its requirement by submitting such data directly to the Government, rather than through a higher-tier contractor, subcontractor, or supplier.

      (4) The Contractor and higher-tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in technical data from their subcontractors or suppliers.

      (5) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in technical data as an excuse for failing to satisfy its contractual obligation to the Government.

                                 (End of clause)

           RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL
                         COMPUTER SOFTWARE DOCUMENTATION

(a) Definitions. As used in this clause:

      (1) "Commercial computer software" means software developed or regularly used for non-governmental purposes which-

            (i) Has been sold, leased, or licensed to the public;

            (ii) Has been offered for sale, lease, or license to the public;

            (iii) Has not been offered, sold, leased, or licensed to the public but will be available for commercial sale, lease, or license in time to satisfy the delivery requirements of this contract; or

            (iv) Satisfies a criterion expressed in paragraph (a)(1)(i), (ii), or (iii) of this clause and would require only minor modification to meet the requirements of this contract.

      (2) "Computer database" means a collection of recorded data in a form capable of being processed by a computer. The term does not include computer software.

      (3) "Computer program" means a set of instructions, rules, or routines, recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.

      (4) "Computer software" means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae, and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer databases or computer software documentation.

      (5) "Computer software documentation" means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

      (6) "Developed" means that-

            (i) A computer program has been successfully operated in a computer and tested to the extent sufficient to demonstrate to reasonable persons skilled in the art that the program can reasonably be expected to perform its intended purpose;

            (ii) Computer software, other than computer programs, has been tested or analyzed to the extent sufficient to demonstrate to reasonable persons skilled in the art that the software can reasonably be expected to perform its intended purpose; or

            (iii) Computer software documentation required to be delivered under a contract has been written, in any medium, in sufficient detail to comply with requirements under that contract.

      (7) "Developed exclusively at private expense" means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.

            (i) Private expense determinations should be made at the lowest practicable level.

            (ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.

      (8) "Developed exclusively with government funds" means development was not accomplished exclusively or partially at private expense.

      (9) "Developed with mixed funding" means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.

      (10) "Government purpose" means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation for commercial purposes or authorize others to do so.

      (11) "Government purpose rights" means the rights to-

            (i) Use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation within the Government without restriction; and

            (ii) Release or disclose computer software or computer software documentation outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose the software or documentation for United States government purposes.

      (12) "Minor modification" means a modification that does not significantly alter the nongovernmental function or purpose of the software or is of the type customarily provided in the commercial marketplace.

      (13) "Noncommercial computer software" means software that does not qualify as commercial computer software under paragraph (a)(1) of this clause.

      (14) "Restricted rights" apply only to noncommercial computer software and mean the Government's rights to-

            (i) Use a computer program with one computer at one time. The program may not be accessed by more than one terminal or central processing unit or time shared unless otherwise permitted by this contract;

            (ii) Transfer a computer program to another Government agency without the further permission of the Contractor if the transferor destroys all copies of the program and related computer software documentation in its possession and notifies the licensor of the transfer. Transferred programs remain subject to the provisions of this clause;

            (iii) Make the minimum number of copies of the computer software required for safekeeping (archive), backup, or modification purposes;

            (iv) Modify computer software provided that the Government may-

                  (A) Use the modified software only as provided in paragraphs
                  (a)(14)(i) and (iii) of this clause; and

                  (B) Not release or disclose the modified software except as provided in paragraphs (a)(14)(ii), (v) and (vi) of this clause;

            (v) Permit contractors or subcontractors performing service contracts in support of this or a related contract to use computer software to diagnose and correct deficiencies in a computer program, to modify computer software to enable a computer program to be combined with, adapted to, or merged with other computer programs or when necessary to respond to urgent tactical situations, provided that-

                  (A) The Government notifies the party which has granted restricted rights that a release or disclosure to particular contractors or subcontractors was made;

                  (B) Such contractors or subcontractors are subject to the use and non-disclosure agreement that will be provided by the TSA or are Government contractors receiving access to the software for performance of a Government contract that contains the clause entitled "Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends";

                  (C) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(14)(iv) of this clause, for any other purpose; and

                  (D) Such use is subject to the limitation in paragraph
                  (a)(14)(i) of this clause; and

            (vi) Permit contractors or subcontractors performing emergency repairs or overhaul of items or components of items procured under this or a related contract to use the computer software when necessary to perform the repairs or overhaul, or to modify the computer software to reflect the repairs or overhaul made, provided that-

                  (A) The intended recipient is subject to the use of a non-disclosure agreement to be provided by the TSA or is a Government contractor receiving access to the software for performance of a Government contract that contains the clause entitled "Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends"; and

                  (B) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(14)(iv) of this clause, for any other purpose.

      (15) "Unlimited rights" means rights to use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation in whole or in part, in any manner and for any purpose whatsoever, and to have or authorize others to do so.

(b) Rights in computer software or computer software documentation. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in noncommercial computer software or computer software documentation. All rights not granted to the Government are retained by the Contractor.

      (1) Unlimited rights. The Government shall have unlimited rights in-

            (i) Computer software developed exclusively with Government funds;

            (ii) Computer software documentation required to be delivered under this contract;

            (iii) Corrections or changes to computer software or computer software documentation furnished to the Contractor by the Government;

            (iv) Computer software or computer software documentation that is otherwise publicly available or has been released or disclosed by the Contractor or subcontractor without restriction on further use, release or disclosure, other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the software to another party or the sale or transfer of some or all of a business entity or its assets to another party;

            (v) Computer software or computer software documentation obtained with unlimited rights under another Government contract or as a result of negotiations; or

            (vi) Computer software or computer software documentation furnished to the Government, under this or any other Government contract or subcontract hereunder with-

                  (A) Restricted rights in computer software, limited rights in technical data, or government purpose license rights and the restrictive conditions have expired; or

                  (B) Government purpose rights and the Contractor's exclusive right to use such software or documentation for commercial purposes has expired.

      (2) Government purpose rights.

            (i) Except as provided in paragraph (b)(1) of this clause, the Government shall have government purpose rights in computer software developed with mixed funding.

            (ii) Government purpose rights shall remain in effect for a period of five years unless a different period has been negotiated. Upon expiration of the five-year or other negotiated period, the Government shall have unlimited rights in the computer software or computer software documentation. The government purpose rights period shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), contract modification, or option exercise that required development of the computer software.

            (iii) The Government shall not release or disclose computer software in which it has government purpose rights to any other person unless-

                  (A) Prior to release or disclosure, the intended recipient is subject to the use and non-disclosure agreement that will be provided by TSA; or

                  (B) The recipient is a Government contractor receiving access to the software or documentation for performance of a Government contract that contains the clause entitled "Limitations on the Use or Disclosure of Government Furnished Information Marked with Restrictive Legends".

      (3) Restricted rights.

            (i) The Government shall have restricted rights in noncommercial computer software required to be delivered or otherwise provided to the Government under this contract that were developed exclusively at private expense.

            (ii) The Contractor, its subcontractors, or suppliers are not required to provide the Government additional rights in noncommercial computer software delivered or otherwise provided to the Government with restricted rights. However, if the Government desires to obtain additional rights in such software, the Contractor agrees to promptly enter into negotiations with the Contracting Officer to determine whether there are acceptable terms for transferring such rights. All noncommercial computer software in which the Contractor has granted the Government additional rights shall be listed or described in a license agreement made part of the contract (see paragraph (b)(4) of this clause). The license shall enumerate the additional rights granted the Government.

      (4) Specifically negotiated license rights.

            (i) The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have government purpose rights in computer software, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights in computer software than are enumerated in paragraph (a)(14) of this clause or lesser rights in computer software documentation than are enumerated in paragraph
            (a)(13) of the Rights in Technical Data--Noncommercial Items clause of this contract.

            (ii) Any rights so negotiated shall be identified in a license agreement made part of this contract.

      (5) Prior government rights. Computer software or computer software documentation that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless-

            (i) The parties have agreed otherwise; or

            (ii) Any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.

      (6) Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of computer software made in accordance with paragraph (a)(14) or (b)(2)(iii) of this clause, in accordance with the terms of a license negotiated under paragraph (b)(4) of this clause, or by others to whom the recipient has released or disclosed the software, and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor software marked with restrictive legends.

(c) Rights in derivative computer software or computer software documentation. The Government shall retain its rights in the unchanged portions of any computer software or computer software documentation delivered under this contract that the Contractor uses to prepare, or includes in, derivative computer software or computer software documentation.

(d) Third party copyrighted computer software or computer software documentation. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted computer software or computer software documentation in the software or documentation to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable software or documentation of the appropriate scope set forth in paragraph (b) of this clause, and prior to delivery of such-

      (1) Computer software, has provided a statement of the license rights obtained in a form acceptable to the Contracting Officer; or (2) Computer software documentation, has affixed to the transmittal document a statement of the license rights obtained.

(e) Identification and delivery of computer software and computer software documentation to be furnished with restrictions on use, release, or disclosure.

      (1) This paragraph does not apply to restrictions based solely on copyright.

      (2) Except as provided in paragraph (e)(3) of this clause, computer software that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure is identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any software with restrictive markings unless the software is listed on the Attachment.

      (3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the software, in the following format, and signed by an official authorized to contractually obligate the Contractor:

               Identification and Assertion of Restrictions on the Government's Use, Release, or Disclosure of Computer Software.

      The Contractor asserts for itself, or the persons identified below, that the Government's rights to use, release, or disclose the following computer software should be restricted:

             Computer Software                                    Name of Person

             to be Furnished      Basis for    Asserted Rights       Asserting

             With Restrictions*   Assertion**  Category***      Restrictions****

                  (LIST)             (LIST)       (LIST)              (LIST)

            *Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government's rights to use, release, or disclose computer software.

            **Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government's rights should be restricted.

            ***Enter asserted rights category (e.g., restricted or government purpose rights in computer software, government purpose license rights from a prior contract, rights in SBIR software generated under another contract, or specifically negotiated licenses).

            ****Corporation, individual, or other person, as appropriate.

              Date                              ______________________________

              Printed Name and Title            ______________________________

                                                ______________________________

              Signature                         ______________________________

                      (End of identification and assertion)

      (4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor's assertions. The Contracting Officer reserves the right to add the Contractor's assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Asserted Restrictions-Computer Software clause of this contract.

(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose computer software by marking the deliverable software or documentation subject to restriction. Except as provided in paragraph (f)(5) of this clause, only the following legends are authorized under this contract: the government purpose rights legend at paragraph (f)(2) of this clause; the restricted rights legend at paragraph
(f)(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.

      (1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all computer software that qualify for such markings. The authorized legends shall be placed on the transmittal document or software storage container and each page, or portions thereof, of printed material containing computer software for which restrictions are asserted. Computer software transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. However, instructions that interfere with or delay the operation of computer software in order to display a restrictive rights legend or other license statement at any time prior to or during use of the computer software, or otherwise cause such interference or delay, shall not be inserted in software that will or might be used in combat or situations that simulate combat conditions, unless the Contracting Officer's written permission to deliver such software has been obtained prior to delivery. Reproductions of computer software or any portions thereof subject to asserted restrictions, shall also reproduce the asserted restrictions.

      (2) Government purpose rights markings. Computer software delivered or otherwise furnished to the Government with government purpose rights shall be marked as follows:


                            GOVERNMENT PURPOSE RIGHTS

                  Contract No.

                  Contractor Name

                  Contractor Address

                  Expiration Date

            The Government's rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by paragraph
            (b)(2) of the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause contained in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of the software or portions thereof marked with this legend must also reproduce the markings.

                                 (End of legend)

      (3) Restricted rights markings. Software delivered or otherwise furnished to the Government with restricted rights shall be marked with the following legend:


                                RESTRICTED RIGHTS

                  Contract No.

                  Contractor Name

                  Contractor Address

            The Government's rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by paragraph
            (b)(3) of the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause contained in the above identified contract. Any reproduction of computer software or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such software must promptly notify the above named Contractor.

                                 (End of legend)

      (4) Special license rights markings.

            (i) Computer software or computer software documentation in which the Government's rights stem from a specifically negotiated license shall be marked with the following legend:

                             SPECIAL LICENSE RIGHTS

            The Government's rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by Contract No. _____(Insert contract number)____, License No. ____(Insert license identifier)____. Any reproduction of computer software, computer software documentation, or portions thereof marked with this legend must also reproduce the markings.

                                 (End of legend)

            (ii) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(5) of this clause).

      (5) Pre-existing markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government's rights to use, modify, release, perform, display, or disclose computer software or computer software documentation and those restrictions are still applicable, the Contractor may mark such software or documentation with the appropriate restrictive legend for which the software qualified under the prior contract or license. The marking procedures in paragraph (f)(1) of this clause shall be followed.

(g) Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliers that will deliver computer software or computer software documentation with other than unlimited rights, shall-

      (1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and

      (2) Maintain records sufficient to justify the validity of any restrictive markings on computer software or computer software documentation delivered under this contract.

      (h) Removal of unjustified and nonconforming markings.

            (1) Unjustified computer software or computer software documentation markings. The rights and obligations of the parties regarding the validation of restrictive markings on computer software or computer software documentation furnished or to be furnished under this contract are contained in the Validation of Asserted Restrictions--Computer Software and the Validation of Restrictive Markings on Technical Data clauses of this contract, respectively. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor's expense, correct or strike a marking if, in accordance with the procedures of those clauses, a restrictive marking is determined to be unjustified.

            (2) Nonconforming computer software or computer software documentation markings. A nonconforming marking is a marking placed on computer software or computer software documentation delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the Validation of Asserted Restrictions--Computer Software or the Validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking or markings and the Contractor fails to remove or correct such markings within sixty (60) days, the Government may ignore or, at the Contractor's expense, remove or correct any nonconforming markings.

(i) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

(j) Limitation on charges for rights in computer software or computer software documentation.

      (1) The Contractor shall not charge to this contract any cost, including but not limited to license fees, royalties, or similar charges, for rights in computer software or computer software documentation to be delivered under this contract when-

            (i) The Government has acquired, by any means, the same or greater rights in the software or documentation; or

            (ii) The software or documentation are available to the public without restrictions.

      (2) The limitation in paragraph (j)(1) of this clause-

            (i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier computer software or computer software documentation, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and

            (ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the software or documentation will be delivered.

(k) Applicability to subcontractors or suppliers.

      (1) Whenever any noncommercial computer software or computer software documentation is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use this same clause in its subcontracts or other contractual instruments, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. No other clause shall be used to enlarge or diminish the Government's, the Contractor's, or a higher tier subcontractor's or supplier's rights in a subcontractor's or supplier's computer software or computer software documentation.

      (2) The Contractor and higher tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in computer software or computer software documentation from their subcontractors or suppliers.

      (3) The Contractor shall ensure that subcontractor or supplier rights are recognized and protected in the identification, assertion, and delivery processes required by paragraph (e) of this clause.

      (4) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in computer software or computer software documentation as an excuse for failing to satisfy its contractual obligation to the Government.

                                 (End of clause)

                      RIGHTS IN BID OR PROPOSAL INFORMATION

(a) Definitions.

      (1) For contracts that require the delivery of technical data, the terms "technical data" and "computer software" are defined in the Rights in Technical Data--Noncommercial Item clause of this contract.

      (2) For contracts that do not require the delivery of technical data, the term "computer software" is defined in the Rights in Noncommercial Computer and Noncommercial Computer Software Documentation clause of this contract.

(b Government rights prior to contract award. By submission of its offer, the Offeror agrees that the Government-

      (1) May reproduce the bid or proposal, or any portions thereof, to the extent necessary to evaluate the offer.

      (2) Except as provided in paragraph (d) of this clause, shall use information contained in the bid or proposal only for evaluational purposes and shall not disclose, directly or indirectly, such information to any person including potential evaluators, unless that person has been authorized by the head of the agency, his or her designee, or the Contracting Officer to receive such information.

(c) Government rights subsequent to contract award. The Contractor agrees-

      (1) Except as provided in paragraphs (c)(2), (d), and (e) of this clause, the Government shall have the rights to use, modify, reproduce, release, perform, display, or disclose information contained in the Contractor's bid or proposal within the Government. The Government shall not release, perform, display, or disclose such information outside the Government without the Contractor's written permission.

      (2) The Government's right to use, modify, reproduce, release, perform, display, or disclose information that is technical data or computer software required to be delivered under this contract are determined by the Rights in Technical Data--Noncommercial Items, Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract.

(d) Government-furnished information. The Government's rights with respect to technical data or computer software contained in the Contractor's bid or proposal that were provided to the Contractor by the Government are subject only to restrictions on use, modification, reproduction, release, performance, display, or disclosure, if any, imposed by the developer or licensor of such data or software.

(e) Information available without restrictions. The Government's rights to use, modify, reproduce, release, perform, display, or, disclose information contained in a bid or proposal, including technical data or computer software, and to permit others to do so, shall not be restricted in any manner if such information has been released or disclosed to the Government or to other persons without restrictions other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the information to another party or the sale or transfer of some or all of a business entity or its assets to another party.

(f) Flowdown. The Contractor shall include this clause in all subcontracts or similar contractual instruments and require its subcontractors or suppliers to do so without alteration, except to identify the parties.

                                 (End of clause)

                   VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE

(a) Definitions.

      (1) As used in this clause, unless otherwise specifically indicated, the term "Contractor" means the Contractor and its subcontractors or suppliers.

      (2) Other terms used in this clause are defined in the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract.

(b) Justification. The Contractor shall maintain records sufficient to justify the validity of any markings that assert restrictions on the Government's rights to use, modify, reproduce, perform, display, release, or disclose computer software delivered or required to be delivered under this contract and shall be prepared to furnish to the Contracting Officer a written justification for such restrictive markings in response to a request for information under paragraph
(d) or a challenge under paragraph (f) of this clause.

(c) Direct contact with subcontractors or suppliers. The Contractor agrees that the Contracting Officer may transact matters under this clause directly with subcontractors or suppliers at any tier who assert restrictions on the Government's right to use, modify, reproduce, release, perform, display, or disclose computer software. Neither this clause, nor any action taken by the Government under this clause, creates or implies privity of contract between the Government and the Contractor's subcontractors or suppliers.

(d) Requests for information.

      (1) The Contracting Officer may request the Contractor to provide sufficient information to enable the Contracting Officer to evaluate the Contractor's asserted restrictions. Such information shall be based upon the records required by this clause or other information reasonably available to the Contractor.

      (2) Based upon the information provided, if the-

            (i) Contractor agrees that an asserted restriction is not valid, the Contracting Officer may-

                  (A) Strike or correct the unjustified marking at the Contractor's expense; or

                  (B) Return the computer software to the Contractor for correction at the Contractor's expense. If the Contractor fails to correct or strike the unjustified restriction and return the corrected software to the Contracting Officer within sixty (60) days following receipt of the software, the Contracting Officer may correct or strike the markings at that Contractor's expense.

            (ii) Contracting Officer concludes that the asserted restriction is appropriate for this contract, the Contracting Officer shall so notify the Contractor in writing.

      (3) The Contractor's failure to provide a timely response to a Contracting Officer's request for information or failure to provide sufficient information to enable the Contracting Officer to evaluate an asserted restriction shall constitute reasonable grounds for questioning the validity of an asserted restriction.

(e) Government right to challenge and validate asserted restrictions.

      (1) The Government, when there are reasonable grounds to do so, has the right to review and challenge the validity of any restrictions asserted by the Contractor on the Government's rights to use, modify, reproduce, release, perform, display, or disclose computer software delivered, to be delivered under this contract, or otherwise provided to the Government in the performance of this contract. Except for software that is publicly available, has been furnished to the Government without restrictions, or has been otherwise made available without restrictions, the Government may exercise this right only within three years after the date(s) the software is delivered or otherwise furnished to the Government, or three years following final payment under this contract, whichever is later.

      (2) The absence of a challenge to an asserted restriction shall not constitute validation under this clause. Only a Contracting officer's final decision or the actions of the Office of Disputes Resolution for Acquisition (ODRA) or a court of competent jurisdiction (see clause 3.9.1-1 Contract Disputes) that sustain the validity of an asserted restriction constitute validation of the restriction.

(f) Challenge procedures.

      (1) A challenge must be in writing and shall-

            (i) State the specific grounds for challenging the asserted restriction;

            (ii) Require the Contractor to respond within sixty (60) days;

            (iii) Require the Contractor to provide justification for the assertion based upon records kept in accordance with paragraph (b) of this clause and such other documentation that are reasonably available to the Contractor, in sufficient detail to enable the Contracting Officer to determine the validity of the asserted restrictions; and

            (iv) State that a Contracting Officer's final decision, during the three-year period preceding this challenge, or the actions of the Office of Disputes Resolution for Acquisition (ODRA) or a court of competent jurisdiction (see clause 3.9.1-1 Contract Disputes) that sustained the validity of an identical assertion made by the Contractor (or a licensee) shall serve as justification for the asserted restriction.

      (2) The Contracting Officer shall extend the time for response if the Contractor submits a written request showing the need for additional time to prepare a response.

      (3) The Contracting Officer may request additional supporting documentation if, in the Contracting Officer's opinion, the Contractor's explanation does not provide sufficient evidence to justify the validity of the asserted restrictions. The Contractor agrees to promptly respond to the Contracting Officer's request for additional supporting documentation.

      (4) Notwithstanding challenge by the Contracting Officer, the parties may agree on the disposition of an asserted restriction at any time prior to a Contracting Officer's final decision or, if the Contractor has appealed that decision, filed, or provided notice of an intent to file with the ODRA.

      (5) If the Contractor fails to respond to the Contracting Officer's request for information or additional information under paragraph (f)(1) of this clause, the Contracting Officer shall issue a final decision, in accordance with the Contract Disputes clause of this contract, pertaining to the validity of the asserted restriction.

      (6) If the Contracting Officer, after reviewing the written explanation furnished pursuant to paragraph (f)(1) of this clause, or any other available information pertaining to the validity of an asserted restriction, determines that the asserted restriction has-

            (i) Not been justified, the Contracting Officer shall issue promptly a final decision, in accordance with the Contract Disputes clause of this Contract, denying the validity of the asserted restriction; or

            (ii) Been justified, the Contracting Officer shall issue a final decision, in accordance with the Contract Disputes clause of this Contract, validating the asserted restriction.

      (7) A Contractor receiving challenges to the same asserted restriction(s) from more than one Contracting Officer shall notify each Contracting Officer of the other challenges. The notice shall also state which Contracting Officer initiated the first in time unanswered challenge. The Contracting Officer who initiated the first in time unanswered challenge, after consultation with the other Contracting Officers who have challenged the restrictions and the Contractor, shall formulate and distribute a schedule that provides the Contractor a reasonable opportunity for responding to each challenge.

(g) Contractor appeal-Government obligation.

      (1) The Government agrees that, notwithstanding a Contracting Officer's final decision denying the validity of an asserted restriction and except as provided in paragraph (g)(3) of this clause, it will honor the asserted restriction-

            (i) For a period of ninety (90) days from the date of the Contracting Officer's final decision to allow the Contractor to appeal to the ODRA or a court of competent jurisdiction;

            (ii) For a period of one year from the date the Contracting Officer's final decision if, within the first ninety (90) days following the Contracting Officer's final decision the Contractor has provided notice of an intent to file with the ODRA; or

            (iii) Until final disposition by the ODRA or a court of competent jurisdiction; if the Contractor has:

                  (A) appealed to the ODRA or sought judicial review;

                  B) submitted, within ninety (90) days, a notice of intent to seek judicial review in a court of competent jurisdiction within one year.

      (2) The Contractor agrees that the Government may strike, correct, or ignore the restrictive markings if the Contractor fails to-

            (i) Appeal to the ODRA within ninety (90) days from the date of the Contracting Officer's final decision;

            (ii) Seek judicial review in a court of competent jurisdiction within 90 (ninety) days from such date; or

            (iii) File with the ODRA within one year after the date of the Contracting Officer's final decision if the Contractor had provided notice of intent to file with the ODRA within 90 (ninety) days following the date of the Contracting Officer's final decision.

            (3) The agency head, on a nondelegable basis, may determine that emergency circumstances do not permit awaiting the filing with ODRA or the rendering of a decision by a court of competent jurisdiction. In that event, the agency head shall notify the Contractor of the circumstances of emergency. Notwithstanding paragraph (g)(1) of this clause, the Contractor agrees that the agency may use, modify, reproduce, release, perform, display, or disclose computer software marked with (i) government purpose legends for any purpose, and authorize others to do so; or (ii) restricted or special license rights for government purposes only. The Government agrees not to release or disclose such software unless, prior to release or disclosure, the intended recipient is subject to the use and non-disclosure provided by the Transportation Security Administration (TSA), or is a Government contractor receiving access to the software for performance of a Government contract that contains the clause entitled "Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends. The agency head's determination may be made at any time after the date of the Contracting Officer's final decision and shall not affect the Contractor's right to damages against the United State, or other relief provided by law, if its asserted restrictions are ultimately upheld.

      (h) Final disposition of appeal or suit. If the Contractor files with the ODRA or seeks judicial review in a court of competent jurisdiction, the Contracting Officer's decision is:

            (1) Sustained -

            (i) Any restrictive marking on such computer software shall be struck or corrected at the Contractor's expense or ignored; and

            (ii) If the challenge by the Government is found not to be substantially justified, the Contractor shall be liable to the Government for payment of the cost to the Government of reviewing the asserted restriction and the fees and other expenses (as defined in 28 U.S.C 2412(d)(2)(A)) incurred by the Contractor in defending the restriction.

            (2) Not sustained -

            (i) The Government shall be bound by the asserted restriction; and

            (ii) If the challenge by the Government is found not to have been made in good faith, the Government shall be liable to the Contractor for payment of fees and other expenses (as defined in 28 U.S.C.2412(d)(2)(A)) incurred by the Contractor in defending the restriction.

      (i) Flowdown. The Contractor shall insert this clause in all contracts, purchase orders, and other similar instruments with its subcontractors or suppliers, at any tier, who will be furnishing computer software to the Government in the performance of this contract. The clause may not be altered other than to identify the appropriate parties.

                                 (End of clause)

    LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION
                        MARKED WITH RESTRICTIVE LEGENDS

      (a)(1) For contracts requiring the delivery of technical data, the terms "limited rights" and "Government purpose rights" are defined in the Rights in Technical Data--Noncommercial Items clause of this contract.

            (2) For contracts that do not require the delivery of technical data, the terms "government purpose rights" and "restricted rights" are defined in the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract.

            (3) For Small Business Innovative Research program contracts, the terms "limited rights" and "restricted rights" are defined in the Rights in Noncommercial Technical Data and Computer Software--Small Business Innovative Research (SBIR) Program clause of this contract.

      (b) Technical data or computer software provided to the Contractor as Government furnished information (GFI) under this contract may be subject to restrictions on use, modification, reproduction, release, performance, display, or further disclosure.

            (1) GFI marked with limited or restricted rights legends. The Contractor shall use, modify, reproduce, perform, or display technical data received from the Government with limited rights legends or computer software received with restricted rights legends only in the performance of this contract. The Contractor shall not, without the express written permission of the party whose name appears in the legend, release or disclose such data or software to any person.

      (2) GFI marked with government purpose rights legends. The Contractor shall use technical data or computer software received from the Government with government purpose rights legends for government purposes only. The Contractor shall not, without the express written permission of the party whose name appears in the restrictive legend, use, modify, reproduce, release, perform, or display such data or software for any commercial purpose or disclose such data or software to a person other than its subcontractors, suppliers, or prospective subcontractors or suppliers, who require the data or software to submit offers for, or perform, contracts under this contract. Prior to disclosing the data or software, the Contractor shall require the persons to whom disclosure will be made to complete and sign the non-disclosure agreement provided by the TSA.

      (3) GFI marked with specially negotiated license rights legends. The Contractor shall use, modify, reproduce, release, perform, or display technical data or computer software received from the Government with specially negotiated license legends only as permitted in the license. Such data or software may not be released or disclosed to other persons unless permitted by the license and, prior to release or disclosure, the intended recipient has completed the non-disclosure agreement provided by the TSA.

(c) Indemnification and creation of third party beneficiary rights. The Contractor agrees-

      (1) To indemnify and hold harmless the Government, its agents, and employees from every claim or liability, including attorneys fees, court costs, and expenses, arising out of, or in any way related to, the misuse or unauthorized modification, reproduction, release, performance, display, or disclosure of technical data or computer software received from the Government with restrictive legends by the Contractor or any person to whom the Contractor has released or disclosed such data or software; and

      (2) That the party whose name appears on the restrictive legend, in addition to any other rights it may have, is a third party beneficiary who has the right of direct action against the Contractor, or any person to whom the Contractor has released or disclosed such data or software, for the unauthorized duplication, release, or disclosure of technical data or computer software subject to restrictive legends.

                                 (End of clause)

      TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO THE GOVERNMENT

      The Offeror shall attach to its offer an identification of all documents or other media incorporating technical data or computer software it intends to deliver under this contract with other than unlimited rights that are identical or substantially similar to documents or other media that the Offeror has produced for, delivered to, or is obligated to deliver to the Government under any contract or subcontract. The attachment shall identify -

      (a)   The contract number under which the data or software were produced;

      (b) The contract number under which, and the name and address of the organization to whom, the data or software were most recently delivered or will be delivered; and

      (c) Any limitations on the Government's rights to use or disclose the data or software, including, when applicable, identification of the earliest date the limitations expire.

                               (End of Provision)


      Rights in Technical Data and Computer Software (Foreign)

      The United States may duplicate, use, and disclose in any manner for any purposes whatsoever, including delivery to other governments for the furtherance of mutual defense of the Unites States Government and other governments, all technical data, including reports, drawings and blueprints, and all computer software, specified to be delivered by the Contractor to the United States Government under this contract.

                    Recipient to Complete For Purposes of G.4

--------------- ----------------- -------------- ------------- ----------------- ----------------
Rights          Technical Data    Computer       Criteria      Permitted Uses    Permitted Uses
Category        Computer Data     Software       for           Within            Outside
                                                 Applying      Government        Government
                                                 Rights
                Define Whether    Define         Category
                Commercial or     whether
                Non-Commercial    Commercial
                                  Or
                                  Non-Commercial
--------------- ----------------- -------------- ------------- ----------------- ----------------
--------------- ----------------- -------------- ------------- ----------------- ----------------

--------------- ----------------- -------------- ------------- ----------------- ----------------